July 15, 2025 2Q25 Financial Results Exhibit 99

2Q25 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] $1.9T
21%	Std. 15.0% | Adv. 15.1%	Cash and marketable securities[4] $1.5T
	Total Loss-Absorbing Capacity[2] $560B	Average loans $1.4T

Income statement

- 2Q25 net income of $15.0B and EPS of $5.24
  - Excluding a significant item[5], 2Q25 net income of $14.2B, EPS of $4.96 and ROTCE of 20%
- Managed revenue of $45.7B[6]
- Expense of $23.8B and managed overhead ratio of 52%[6]

Balance sheet

- Loans: average loans of $1.4T up 5% YoY and 3% QoQ
- Deposits: average deposits of $2.5T up 6% YoY and 3% QoQ
- CET1 capital of $284B[2]
  - Standardized CET1 capital ratio of 15.0%[2]; Advanced CET1 capital ratio of 15.1%[2]

Capital distributed

- Common dividend of $3.9B or $1.40 per share
- $7.1B of common stock net repurchases[7]
- Net payout LTM of 71%[7,8]

SIGNIFICANT ITEMS ($MM, EXCLUDING EPS)

	Pretax	Net income	EPS
Income tax benefit in Corporate	-	$774	$0.28

[1] See note 3 on slide 9
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 10
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 10
[4] Cash and marketable securities represent HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 10
[5] See note 5 on slide 9
[6] See note 1 on slide 9
[7] Includes the net impact of employee issuances. Excludes excise tax and commissions
[8] Last twelve months ("LTM")

JPMorganChase

1

2Q25 Financial results[1]

$B, EXCEPT PER SHARE DATA

	2Q25	$ O/(U) 1Q25	$ O/(U) 2Q24
Net interest income	$23.3	($0.1)	$0.5
Noninterest revenue	22.4	(0.3)	(5.8)
Managed revenue[1]	45.7	(0.3)	(5.3)
Expense	23.8	0.2	0.1
Credit costs	2.8	(0.5)	(0.2)
Net income	$15.0	$0.3	($3.2)
Net income applicable to common stockholders	$14.6	$0.3	($3.1)
EPS – diluted	$5.24	$0.17	($0.88)
ROE[2]	18%	18%	23%
ROTCE[2,3]	21	21	28
Overhead ratio – managed[1,2]	52	51	47
Memo:			
NII excluding Markets[4]	$22.8	$0.2	($0.2)
NIR excluding Markets[4]	14.0	0.2	(6.3)
Markets revenue	8.9	(0.7)	1.1
Managed revenue[1]	45.7	(0.3)	(5.3)
Adjusted expense[5]	$23.7	$0.2	$0.3
Adjusted overhead ratio[1,2,5]	52%	51%	46%

$B	2Q25	1Q25	2Q24
Net charge-offs	$2.4	$2.3	$2.2
Reserve build/(release)	0.4	1.0	0.8
Credit costs	$2.8	$3.3	$3.1

2Q25 Tax rate[6]
Effective rate: 18.0%
Managed rate: 21.3%[1,7]

2Q25	ROE	O/H ratio
CCB	36%	52%
CIB	17%	49%
AWM	36%	65%

Note: Totals may not sum due to rounding
[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)
[3] See note 3 on slide 9
[4] See note 2 on slide 9
[5] See note 4 on slide 9
[6] Includes the income tax benefit in Corporate of $774mm
[7] Reflects fully taxable-equivalent ("FTE") adjustments of $768mm in 2Q25

JPMorganChase

2

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	2Q25	1Q25	2Q24
Risk-based capital metrics[1]			
CET1 capital	$284	$280	$267
CET1 capital ratio – Standardized	15.0%	15.4%	15.3%
CET1 capital ratio – Advanced	15.1	15.6	15.5
Basel III Standardized RWA	$1,886	$1,815	$1,743
Leverage-based capital metric[2]			
Firm SLR	5.9%	6.0%	6.1%
Liquidity metrics[3]			
Firm LCR	113%	113%	112%
Bank LCR	120	124	125
Total excess HQLA	$274	$292	$275
HQLA and unencumbered marketable securities	1,543	1,516	1,464
Balance sheet metrics			
Total assets (EOP)	$4,552	$4,358	$4,143
Deposits (average)	2,505	2,430	2,371
Tangible book value per share[4]	103.40	100.36	92.77

STANDARDIZED CET1 RATIO[1]



15.4%
81 bps
(60 bps)
(59 bps)
4 bps
(2 bps)
15.0%
1Q25
Net income[5]
Capital Distributions[6]
RWA
AOCI[7]
Other[8]
2Q25

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,815
39
5
28
1,886
1Q25
Lending[9]
Market Risk
Credit Risk ex. Lending
2Q25

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 10
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 10
[4] See note 3 on slide 9

[5] Reflects Net Income Applicable to Common Equity
[6] Includes net share repurchases and common dividends
[7] Excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Primarily CET1 capital deductions
[9] Includes Loans and Commitments

JPMorganChase
3

CCB CIB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	2Q25	1Q25	2Q24
Revenue[2]	$18,847	$534	$1,146
Banking & Wealth Management	10,698	444	323
Home Lending	1,250	43	(69)
Card Services & Auto	6,899	47	892
Expense	9,858	1	433
Credit costs	2,082	(547)	(561)
Net charge-offs (NCOs)	2,086	(68)	22
Change in allowance	(4)	(479)	(583)
Net income	$5,169	$744	$959

FINANCIAL PERFORMANCE

- Net income of $5.2B, up 23% YoY
- Revenue of $18.8B, up 6% YoY, predominantly driven by higher net interest income in Card Services on higher revolving balances, higher noninterest revenue in Banking & Wealth Management, as well as higher operating lease income in Auto
- Expense of $9.9B, up 5% YoY, largely driven by higher technology expense and higher auto lease depreciation
- Credit costs of $2.1B
  - NCOs of $2.1B, up $22mm YoY, primarily driven by Card Services
  - Reserves were relatively flat, as changes in the weighted-average macroeconomic outlook were offset by loan growth in Card Services

KEY DRIVERS / STATISTICS ($B)[3]

	2Q25	1Q25	2Q24
Average equity	$56.0	$56.0	$54.5
ROE	36%	31%	30%
Overhead ratio	52	54	53
Average loans	$576.1	$574.4	$571.7
Average deposits	1,060.4	1,053.7	1,073.5
Active mobile customers (mm)[4]	59.9	59.0	55.6
Debit & credit card sales volume[5]	$487.2	$448.7	$453.7

- Average loans up 1% YoY and flat QoQ
- Average deposits down 1% YoY and up 1% QoQ
- Active mobile customers up 8% YoY
- Debit & credit card sales volume up 7% YoY
- Client investment assets up 14% YoY and 7% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	2Q25	1Q25	2Q24
Banking & Wealth Management			
Business Banking average loans	$19.2	$19.5	$19.5
Business Banking loan originations	0.9	0.8	1.3
Client investment assets (EOP)	1,155.0	1,079.8	1,013.7
Deposit margin	2.76%	2.69%	2.72%
Home Lending			
Average loans	$242.7	$244.3	$254.4
Loan originations[6]	13.5	9.4	10.7
Third-party mortgage loans serviced (EOP)	653.3	661.6	642.8
Net charge-off/(recovery) rate	(0.04)%	(0.04)%	(0.07)%
Card Services & Auto			
Card Services average loans	$228.4	$224.5	$210.1
Auto average loans and leased assets	86.6	86.1	86.5
Auto loan and lease originations	11.3	10.7	10.8
Card Services net charge-off rate	3.40%	3.58%	3.50%
Card Services net revenue rate	10.06	10.38	9.61
Card Services sales volume[5]	$340.0	$310.6	$316.6

[1] See note 1 on slide 9
[2] See note 3 on slide 10
For additional footnotes see slide 11

JPMorganChase 4

CCB | CIB | AWM | Corp.

Commercial & Investment Bank[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	2Q25	1Q25	2Q24
Revenue	$19,535	($131)	$1,618
Investment Banking revenue	2,684	416	220
Payments	4,735	170	189
Lending	1,829	(86)	(107)
Other	-	(6)	(4)
Total Banking & Payments	9,248	494	298
Fixed Income Markets	5,690	(159)	709[2]
Equity Markets	3,246	(568)	434[2]
Securities Services	1,418	149	157
Credit Adjustments & Other	(67)	(47)	20
Total Markets & Securities Services	10,287	(625)	1,320
Expense	9,641	(201)	475
Credit costs	696	(9)	312
Net income	$6,650	($292)	$753

KEY DRIVERS / STATISTICS ($B)[3]

	2Q25	1Q25	2Q24
Average equity	$149.5	$149.5	$132.0
ROE	17%	18%	17%
Overhead ratio	49	50	51
IB fees ($mm)	$2,513	$2,248	$2,356
Average Banking & Payments loans[4]	345.4	339.9	351.4
Average client deposits[5]	1,089.8	1,034.4	936.7
Assets under custody ($T)	38.0	35.7	34.0
Net charge-off/(recovery) rate[6]	0.25%	0.15%	0.14%

FINANCIAL PERFORMANCE

- Net income of $6.7B, up 13% YoY; revenue of $19.5B, up 9% YoY
- Banking & Payments revenue
  - IB revenue of $2.7B, up 9% YoY, predominantly driven by higher debt underwriting and advisory fees, partially offset by lower equity underwriting fees
  - Payments revenue of $4.7B, up 4% YoY; excluding the net impact of equity investments, revenue up 3%, driven by higher deposit balances and fee growth, predominantly offset by deposit margin compression
  - Lending revenue of $1.8B, down 6% YoY, largely driven by higher losses on hedges of the retained lending portfolio
- Markets & Securities Services revenue
  - Markets revenue of $8.9B, up 15% YoY
    - Fixed Income Markets revenue of $5.7B, up 14% YoY, driven by higher revenue in Currencies & Emerging Markets, Rates and Commodities, partially offset by lower revenue in the Securitized Products Group[7] and Fixed Income Financing
    - Equity Markets revenue of $3.2B, up 15% YoY, predominantly driven by higher revenue across products, notably in Derivatives
  - Securities Services revenue of $1.4B, up 12% YoY, driven by higher deposit balances as well as fee growth on higher client activity and market levels
- Expense of $9.6B, up 5% YoY, driven by higher compensation, brokerage and technology expense, partially offset by lower legal expense
- Credit costs of $696mm, driven by a reserve build in the Commercial & Industrial portfolio, which reflected the impact of net lending activity and credit quality changes on certain exposures, partially offset by a decrease in the weight placed on the adverse scenarios
  - Net reserve build of $371mm and NCOs of $325mm

REVENUE BY CLIENT COVERAGE SEGMENT ($MM)

		$ O/(U)	
	2Q25	1Q25	2Q24
Banking & Payments revenue[8]	$9,248	$494	$298
Global Corporate & Investment Banking[9]	6,319	390	229
Commercial Banking	2,929	104	69
Commercial & Specialized Industries[10]	2,067	111	131
Commercial Real Estate Banking	862	(7)	(62)

[1] See note 1 on slide 9; For additional footnotes see slide 11

JPMorganChase

5

CCB CIB AWM Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	2Q25	1Q25	2Q24
Revenue	$5,760	$29	$508
Asset Management	2,705	34	268
Global Private Bank	3,055	(5)	240
Expense	3,733	20	190
Credit costs	46	56	26
Net income	$1,473	($110)	$210

KEY DRIVERS / STATISTICS ($B)[2]

	2Q25	1Q25	2Q24
Average equity	$16.0	$16.0	$15.5
ROE	36%	39%	32%
Pretax margin	34	35	32
Assets under management ("AUM")	$4,343	$4,113	$3,682
Client assets	6,421	6,002	5,387
Average loans	240.6	233.9	224.1
Average deposits	248.4	244.1	227.4

FINANCIAL PERFORMANCE

- Net income of $1.5B, up 17% YoY
- Revenue of $5.8B, up 10% YoY, driven by growth in management fees on strong net inflows and higher average market levels, as well as higher brokerage activity and higher deposit balances
- Expense of $3.7B, up 5% YoY, driven by higher compensation, including higher revenue-related compensation and continued growth in private banking advisor teams, as well as higher distribution fees
- AUM of $4.3T was up 18% YoY and client assets of $6.4T were up 19% YoY, each driven by continued net inflows and higher market levels
  - For the quarter, AUM had long-term net inflows of $31B and liquidity net inflows of $5B
- Average loans of $241B, up 7% YoY and 3% QoQ
- Average deposits of $248B, up 9% YoY and 2% QoQ

[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)

JPMorganChase

6

Corporate1 1 See note 1 on slide 9 2 See note 3 on slide 10 CCB CIB AWM Corp. SELECTED INCOME STATEMENT DATA ($MM) FINANCIAL PERFORMANCE ⚫ Revenue of $1.5B, down $8.6B YoY ⚫ Net interest income of $1.5B, down $875mm YoY, driven by the impact of changes in funds transfer pricing2 for consumer deposits as well as lower rates, partially offset by the impact of securities activity including activity in prior quarters ⚫ Noninterest revenue of $49mm, down $7.7B, driven by the absence of the $7.9B net gain related to Visa shares in the prior year, partially offset by lower net investment securities losses ⚫ Expense of $547mm, down $1.0B YoY, driven by the absence of the $1.0B contribution of Visa shares to the JPMorgan Chase Foundation in the prior year ⚫ The current quarter included a $774mm income tax benefit, driven by the resolution of certain tax audits and the impact of tax regulations finalized in 2024 related to foreign currency translation gains and losses $ O/(U) 2Q25 1Q25 2Q24 Revenue $1,538 ($766) ($8,584) Net interest income 2 1,489 (162) (875) Noninterest revenue 49 (604) (7,709) Expense 547 362 (1,032) Credit costs 25 44 20 Net income $1,695 $2 ($5,084) 7

Outlook[1]

FIRMWIDE

1

Expect FY2025 net interest income of **~$95.5B**, market dependent

Expect FY2025 net interest income excluding Markets of **~$92B**, market dependent

2

Expect FY2025 adjusted expense of **~$95.5B**, market dependent

- Adjusted expense excludes Firmwide legal expense

3

Expect FY2025 Card Services NCO rate of **~3.6%**

[1] See notes 1, 2 and 4 on slide 9

JPMorganChase

8

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supplement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to pages 81-82 of the Firm’s 2024 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”) are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $122.51, $119.24 and $111.29 at June 30, 2025, March 31, 2025 and June 30, 2024, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $118mm, $121mm and $317mm for the three months ended June 30, 2025, March 31, 2025 and June 30, 2024, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps inves tors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 5. Second-quarter 2025 net income, earnings per share and ROTCE excluding the $774mm income tax benefit are non-GAAP financial measures. Excluding this item resulted in a decrease of $774mm (after tax) to reported net income from $15.0B to $14.2B; a decrease of $0.28 per share to reported EPS from $5.24 to $4.96; and a decrease of 1% to ROTCE from 21% to 20%. Management believes these measures provide useful information to investors and analysts in assessing the Firm’s results 9

Additional notes 1. As of January 1, 2025, the benefit from the Current Expected Credit Losses ("CECL") capital transition provision had been fully phased-out; as of June 30, 2024, CET1 capital and Total Loss-Absorbing Capacity reflected the remaining $720mm CECL benefit. Refer to Note 21 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 and Note 27 of the Firm’s 2024 Form 10-K for additional information 2. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities include end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also include other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 40-46 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 and pages 108-115 of the Firm’s 2024 Form 10-K for additional information 3. During the fourth quarter of 2024, the Firm made a change to its funds transfer pricing with respect to consumer deposits, resulting in an increase in the funding benefit reflected within CCB net interest income which is fully offset within Corporate net interest income. Refer to page 17 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 and page 71 of the Firm’s 2024 Form 10-K for additional information 10

Additional notes on slides 4-5 Slide 4 – Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all mobile platforms who have logged in within the past 90 days 5. Excludes Commercial Card 6. Firmwide mortgage origination volume was $16.3B, $11.2B and $12.3B for the three months ended June 30, 2025, March 31, 2025 and June 30, 2024, respectively Slide 5 – Commercial & Investment Bank 2. In the fourth quarter of 2024, certain net funding costs that were previously allocated to Fixed Income Markets were reclassified to Equity Markets. Prior-period amounts have been revised to conform with the current presentation 3. Actual numbers for all periods, not over/(under) 4. On January 1, 2025, $5.6B of loans were realigned from Global Corporate Banking to Fixed Income Markets 5. Client deposits and other third-party liabilities (“client deposits”) pertain to the Payments and Securities Services businesses 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 7. Securitized Products Group is comprised of Securitized Products and tax-oriented investments 8. Refer to page 78 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2024 for a description of each of the client coverage segments 9. In the second quarter of 2025, amounts were reclassified from Other to Global Corporate Banking & Global Investment Banking reflecting the subsequent alignment of certain business activities after the Firm’s Business Segment reorganization in the second quarter of 2024. Prior-period amounts have been revised to conform with the current presentation 10. In the second quarter of 2025, the Middle Market Banking client coverage segment was renamed Commercial & Specialized Industries 11

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/ir/sec-other- filings/overview), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 12